Exhibit 4.1

PSA, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Any such request should be directed to the Corporation, attention of its Secretary at the Corporation's principal executive offices.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	________Custodian________
TEN ENT -	as tenants by the entireties		(Cust) (Minor)
JT TEN -	as joint tenants with the rights of suvivorship and not as tenants in common		under Uniform Gifts to Minors
Act ________________ (State)

Additional abbreviations may also be used thought not in the above list.

For Value Received, __________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S)

of the Shares of capital stock represented by the within Certificate and do(es hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ____________________________________

NOTE: The signature to this assignment must correspond within the names as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever. Signature must be guaranteed.

Signature(s) Guaranteed

By: _________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCIKBROKERS, SAVINGS, AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad. 15

NO SALE, OFFER TO SELL OR TRANSFER OF THE SHARE REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REQUIREMENTS OF SUCH ACT IS THEN IN FACE APPLICABLE TO SUCH SHARES.